Guggenheim Variable Funds Trust

702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

Supplement Dated September 29, 2023

to the currently effective Statement of Additional Information (the "SAI"), dated May 1, 2023, as may be supplemented from time to time, for Series N (Managed Asset Allocation Series)

This supplement provides updated information beyond that contained in the SAI and should be read in conjunction with the SAI.

Effective immediately, Adrian Bachman is added as a portfolio manager of Series N (Managed Asset Allocation Series). Accordingly, the changes to the SAI set forth below are also effective immediately.

The section entitled "Portfolio Managers—Other Accounts Managed by Portfolio Managers" of the SAI is amended by adding the following information:

	Registered Investment		Other Pooled
	Companies		Investment Vehicles		Other Accounts
Portfolio		Total Assets		Total Assets		Total Assets
Manager	Number	(in millions)	Number	(in millions)	Number	(in millions)

Adrian	38	$947	0	$0	0	$0
Bachman*

* Information provided as of August 31, 2023. No advisory fee based on performance.

The following information is added to the section entitled "Portfolio Managers—Portfolio Manager Ownership of Fund Shares" of the SAI:

As of August 31, 2023, Adrian Bachman did not beneficially own any shares of Series N (Managed Asset Allocation Series).

Please Retain This Supplement for Future Reference

VTSN-SAI-SUP-0923x0524